UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 14, 2009

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 452-3000
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On September 14, 2009, Taleo Corporation (“Taleo”) entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) by and among Taleo, Wyoming Acquisition Corporation, a California corporation and wholly-owned subsidiary of Taleo (“Sub”), Worldwide Compensation, Inc., a California corporation (“WWC”), and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Stockholder Representative and U.S. Bank National Association as Escrow Agent.  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Taleo will acquire WWC, through the merger of Sub with and into WWC (the “Merger”).

Pursuant to the Merger Agreement, Taleo will pay up to $16 million in cash, subject to adjustment for any outstanding debt, third party expenses and certain other specified items, in exchange for all of the issued and outstanding capital stock, options and warrants of WWC.  Fifteen percent (15%) of the consideration will be placed into escrow for one year following the closing to be held as security for losses incurred by Taleo in the event of certain breaches of the representations and warranties contained in the Merger Agreement or certain other events.

The acquisition has been approved by both companies’ boards of directors and is subject to customary closing conditions.  The Merger Agreement provides that the closing of the acquisition may not occur before January 1, 2010.  The Merger Agreement contains certain termination rights for both Taleo and WWC.

The foregoing description is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

On September 15, 2009, Taleo issued a press release announcing that it entered into a definitive agreement to acquire WWC.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits
Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger dated September 14, 2009, by and among Taleo Corporation, Wyoming Acquisition Corporation, Worldwide Compensation, Inc. and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Stockholder Representative and U.S. Bank National Association as Escrow Agent

99.1	Press release dated September 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ Katy Murray
Katy Murray Executive Vice President and Chief Financial Officer

Date:  September 17, 2009

EXHIBIT INDEX

Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger dated September 14, 2009, by and among Taleo Corporation, Wyoming Acquisition Corporation, Worldwide Compensation, Inc. and with respect to Articles VII, VIII and IX only, Dennis M. Rohan as Stockholder Representative and U.S. Bank National Association as Escrow Agent

99.1	Press release dated September 15, 2009.